SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2010

Date of Report (Date of earliest event reported)

New Energy Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

9192 Red Branch Rd.

Suite 110

Columbia, Maryland 20866

(Address of principal executive offices)

(800) 213-0689

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

            On December 17, 2010, the Company entered into an employment agreement with Mr. Andrew T. Farago pursuant to which Mr. Farago was appointed the Company’s Chief Operating Officer.

            Pursuant to the terms of the Employment Agreement, Mr. Farago will be:

  paid an aggregate annual salary of $150,000 payable in 24 equal bimonthly installments of $6,250, which would increase to an aggregate annual salary of $250,000 payable in 24 equal bimonthly installments of $10,416.67 if the Company consummates either an equity or debt financing or series of financings pursuant to which it either directly or through a subsidiary receives net proceeds (after deduction of the costs of such financing, inclusive of commissions and or finder’s fees) of not less than $7,000,000;

  paid a stipend of $1,000 per month during the term of the Employment Agreement to cover medical insurance premiums until such time as the Company can provide an alternative medical insurance plan; and

  reimbursed for reasonable travel and other out-of-pocket expenses necessarily incurred in the performance of his duties.

            The Employment Agreement provides that Mr. Farago’s employment by the Company is “at-will employment” and may be terminated by Mr. Farago or the Company at any time, with or without cause, and for any reason whatsoever, upon written notice to the other.

            In accordance with the Employment Agreement, Mr. Farago has also been granted options (collectively, the “Option”) to purchase up to an aggregate of 1,500,000 shares of the Company’s common stock at a price of $2.07 per share.  The terms and conditions of the Option are set forth in an Option Agreement dated December 17, 2010, between the Company and Mr. Farago (the “Option Agreement”).  Subject to the restrictions and earlier termination provisions set forth in the Option Agreement, the Option vests as follows:

                                                1.         as to 100,000 when, as a result of Mr. Farago’s direct efforts, he is able to develop, to the satisfaction of the Board of Directors, a comprehensive business plan, plan of operations, product roll-out strategy, various financial models associated with the business plan, and other such corporate finance tools required by the Company.

                                                2.         as to 250,000 when the Company appoints or elects at least two new Directors to its Board of Directors, who have been recommended by Mr. Farago.  The Company agrees to act in good faith and consider candidates recommended by Mr. Farago.

                                                3.         as to 250,000 when, as a result of Mr. Farago’s direct efforts and contribution , the Company receives non-compensated analyst coverage.

                                                4.         as to 250,000 when, as a result of Mr. Farago’s direct efforts and contribution,  the Company is able to achieve a listing on either the AMEX or NASDAQ stock exchange.

                                                5.         as to 150,000 when, as a result of Mr. Farago’s direct efforts and contribution, the Company enters into a product development relationship whereby a third-party industry partner makes a significant financial investment, as determined at the Board’s discretion, directed towards the development of the Company’s products.

                                                6.         as to 100,000 shares for each calendar year of service in an Executive Position for the next five years (500,000 shares in the aggregate), which shall vest as follows:

(a)  as to 100,000 shares on December 17, 2011;

(b)  as to 100,000 shares on December 17, 2012;

(c)  as to 100,000 shares on December 17, 2013;

(d)  as to 100,000 shares on December 17, 2014; and

(e)  as to 100,000 shares on December 17, 2015.

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

None

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

            On December 21, 2010 the Company issued a press release announcing the appointment of Mr. Andrew Farago as its Chief Operating Officer. This news release is attached as Exhibit 99.1 to this Form 8-K.

            On December 15, 2010 the Company issued a press release announcing the advancement of commercial-use power production model of SolarWindow™ following its validation by Dr. Steven Hegedus, an independent expert. This news release is attached as Exhibit 99.2 to this Form 8-K.

            Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

            Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

            The following exhibits are furnished as part of this report:

Number           Description

10.1                 Employment Agreement dated December 17, 2010 between New Energy Technologies Inc. and Andrew Farago.

10.2                 Stock Option Agreement dated December 17, 2010 between New Energy Technologies Inc. and Andrew Farago.

99.1                 Press Release Dated December 21, 2010.

99.2                 Press Release Dated December 15, 2010.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on December __, 2010.

New Energy Technologies, Inc.

By: /s/ J Conklin

Chief Executive Officer, President and Chief Financial Officer